INCOME TAX AND SOCIAL CONTRIBUTION	12 Months Ended
Dec. 31, 2022
INCOME TAX AND SOCIAL CONTRIBUTION
INCOME TAX AND SOCIAL CONTRIBUTION
11.     INCOME TAX AND SOCIAL CONTRIBUTION

11.1     Deferred

The deferred Corporate Income Tax - IRPJ and Social Contribution on Net Income - CSLL amounts arise from temporary differences in the subsidiaries. For certain subsidiaries and the Company, deferred tax balances on tax losses were also recognized. The Company’s Management assesses the possibility of offsetting deferred income tax assets and deferred income tax liabilities according to each jurisdiction.

The amounts are as follows:

i)    Breakdown of deferred income tax and social contribution:

	2022	2021
Tax loss carryforwards	2,465,805	2,543,720
Receivables	192,260	224,231
Inventory	219,367	244,854
Fixed and Intangible Assets	160,716	308,406
Lease liabilities	444,444	441,860
Accruals, reserves and provision for tax, civil and labor risks (b)	649,768	695,989
Employee benefits	373,817	317,835
Non-functional currency positions, including derivatives and hedge accounting transactions (c)	307,732	-
Foreign Tax Credit Carryforwards (a)	363,493	146,441
Other temporary differences	124,689	423,839
Total Deferred Tax Assets	5,302,091	5,347,175

Non-functional currency positions, including derivatives and hedge accounting transactions (c)	-	(137,410)
Fixed and intangible assets	(339,627)	(312,914)
Employee benefits	(132,609)	(215,235)
Right to use assets	(359,072)	(423,095)
Fair value of identifiable net assets in business combination (d)	(1,561,946)	(1,714,045)
Other temporary differences	(323,736)	(438,002)
Total Deferred Tax Liabilities	(2,716,990)	(3,240,701)

Total of Deferred income tax and social contribution, net	2,585,101	2,106,474

Deferred income taxes and social contribution assets, net (e)	3,519,515	3,100,515
Deferred income taxes and social contribution liabilities, net (e)	(934,414)	(994,041)

a)	Primarily relates to Foreign Tax Credit Carryforwards in Brazil that had historically been reported as Prepaid Income Taxes rather than Deferred Tax Assets.
b)	Includes (i) expenses under the accrual basis, reflecting authentic expenses incurred in the year, (ii) deferred revenue, (iii) accrued and unpaid compensation and (iv) other reserves not currently deductible for tax.
c)	Due to underlying changes in non-functional currencies relative to the Brazilian Real, the balance at 2022 year-end primarily reflects a loss on a hedge instrument that can only be deducted when the hedge instrument is settled; as of 2021 year-end, the balance primarily reflected a gain on a hedge which could be deferred until settlement.
d)	The balance includes deferred income tax liability on the fair value of net identifiable assets in the acquisition of the subsidiaries Avon, The Body Shop and Aesop.
e)	Balance as presented in the balance sheet including the jurisdictional netting effects of deferred tax assets and liabilities of the same nature, originating in the same taxpayer and taxing authority. As of the year-end of 2021, Parent’s deferred tax assets were unrecognized and as a result, no deferred tax assets and/or liabilities were recognized.

See Footnote 3 for a summary description of the income tax accounting policies adopted by the Company related to deferred taxation. Management continuously evaluates all sources of income to allow unrecognized deferred tax asset to become recognized when it is probable that there are sufficient sources of taxable income to allow for their recognition. Generally, recognition will occur when there is a history of profits that can be sustained and relied upon in the future and/or when facts/circumstances change indicating that a history of losses has been overcome due to elimination of loss-making factors, changes in operations and other factors. Similarly, management evaluates when de-recognition is appropriate when the sources of income are not sufficient to support continued recognition of deferred tax assets.

As of December 31, 2022, there are deferred tax assets recognized in the current and prior periods for tax losses carried forward and/or other deferred tax assets arising from operations of subsidiaries Avon Mexico and Avon Brasil that are currently loss-making in the total amount of R$186 million and R$392 million, respectively (R$159 million and R$322 million, respectively, as of December 31, 2021). In regard to Avon Mexico and Avon Brazil, Management of the Company has critically assessed the recoverability relating to such deferred tax assets in light of all available information, including future taxable income projected and embedded in forecasts as well as the monitoring of initiatives (which also involve the restructuring of operations in Latin America) that have been approved at the highest levels of governance and concluded that the realization of the assets is still probable. The forecasts are also consistent with those prepared and used internally for business planning and impairment testing purposes. Based on such forecasts and the underlying facts and circumstances, it was determined there would be sufficient taxable income generated to realize the benefit of the recognized deferred tax assets.

In addition, Avon Brasil also considers taxable profits arising from the release of provision which will generate taxable income in future periods (for which reserves have been provided and have been netted against the deferred tax assets) and the reversal of existing taxable temporary differences. The impact of such provisions release as of December 31, 2022 is of approximately R$405 million, leading to a net deferred tax liability of R$13 million (as of December 31, 2021, the impact of such provisions release totals approximately R$125 million, leading to a net deferred tax asset of R$197 million).

Unrecognized deferred tax assets are substantially associated with the acquisition of Avon’s operations, especially from operations in Luxembourg, United Kingdom and United States. During the second half of 2021, the Company approved and initiated a restructuring plan of its operations, including the establishment of Avon Luxembourg as a financial subsidiary (FINCO) for the other entities of the Group. From this restructuring, a deferred income tax asset amounting to R$823 million, was recognized, based on the Management´s conclusion that recoverability of these amounts is probable in the regular course of Natura &Co Luxembourg’s activities, and which should occur within a period not exceeding 20 years. Other than the noted restructuring, during 2022 and 2021, there were no other events or circumstances that could allow for further recognition of unrecognized deferred tax assets.

The changes in deferred asset and liability income tax and social contribution for the years ended December 31, 2022 and 2021 were as follows:

	Asset	Liability
Balance at December 31, 2020	1,339,725	(1,288,045)
Effect on statement of profit or loss	1,874,722	243,180
Transfer between income tax and deferred social contribution – assets and liabilities	16,437	(16,437)
Reserve for grant of options and restricted shares	(106,979)	-
Tax effects on (losses) earnings from cash flow hedge operations	72,939	-
Translation adjustment	(96,329)	67,261
Balance at December 31, 2021	3,100,515	(994,041)
Effect on statement of profit or loss	599,136	(1,071)
Reserve for grant of options and restricted shares	28,750	(1,617)
Tax effects on (losses) earnings from cash flow hedge operations	270,035	-
Translation adjustment	(478,921)	62,315
Balance at December 31, 2022	3,519,515	(934,414)

As of December 31, 2022, the Company had the following unrecognized deferred tax assets:

Item	Amount	Indefinite Expiration	Definite Expiration
Net operating loss (a)	9,629,484	8,901,326	728,158
Credits (b)	627,489	-	627,489
Other future deductible Items	2,193,465	2,193,465	-
Total	12,450,438	11,094,791	1,355,647

a)	During 2023, no significant expirations are expected; expirations would start to occur in 2024 and future periods with the majority of expirations expected to occur in 2027 and successive years.
b)	During 2023, no significant expirations are expected; expirations would start to occur in 2024 and in future periods, with the majority of expirations occurring in 2027.

11.2 Reconciliation of income tax and social contribution:

	2022	2021
Income (loss) before income tax and social contribution	(2,358,642)	91,253
Income tax and social contribution at the rate of 34%	801,938	(31,026)
Brazil Investment subsidies	207,608	469,863
Share of profit of equity investees	-	-
Effect from differences of tax rates of entities abroad	(117,757)	(51,614)
Taxation of profits of foreign subsidiaries (a)	38,862	(77,072)
Unrecognized Deferred income tax (b)	(789,129)	909,596
Non-Deductible donation and contribution	(36,213)	(8,381)
United Kingdom Tax Law rate change (c)	-	(180,174)
Withholding and Sub-national taxes	(73,677)	(75,499)
Goodwill impairment (d)	(70,730)	-
Other permanent differences	(80,470)	92,293
Income tax and social contribution revenue (expenses)	(119,568)	1,047,986

Income tax and social contribution - current	(717,633)	(1,069,916)
Income tax and social contribution - deferred	598,065	2,117,902

Effective Rate- %	(5.1% )	(1,148.4% )

a)	Certain earnings of foreign subsidiaries may be subjected to income taxation net of applicable credits, if any, by their parent holding companies in addition to the local taxing jurisdictions in which they conduct operations. Within the Natura Group, these types of taxation regimes exist in various jurisdictions including but not limited to Brazil, Australia, United Kingdom, United States.
b)	During 2021, the Company recognized Deferred tax assets in certain jurisdictions, primarily Luxembourg, associated with restructuring activities which would generate current and future taxable income. The benefits recorded in 2021 were offset the lack of benefits reflected for certain jurisdictions that are unable to benefit their losses; during 2022, the Company has generated additional losses in certain jurisdictions that are unable to be benefitted.
c)	During 2021, the income tax rate in the UK was changed. In 2021, the enacted tax rate increased from 19% to 25% which resulted in an increase in the Company’s deferred tax liabilities associated with UK. Such increase was accrued through deferred income tax expense during 2021.
d)	During 2022, the Company recognizes an impairment of the Goodwill associated with Avon International CGU. The Avon International Goodwill resulting from its acquisition is non-deductible for income tax purposes.

11.3    Income tax and social contribution included in discontinued operations:

During the years ended December 31, 2022 and December 31, 2021, pre-tax losses of R$380 million and R$99 million were generated for which no tax benefits could be recognized. As a result, in each year, no income tax benefit was able to be reflected in the results of discontinued operations. See section 11.1 for the cumulative amount of unrecognized tax benefits that exist for the Company related to its assets, liabilities and tax attributes (net operating loss and income tax credit attributes that exist as of December 31, 2022).